                         NOTICE OF GUARANTEED DELIVERY
                     FOR TENDER OF SHARES OF COMMON STOCK
                                      OF
                             CITIZENS CORPORATION
                                      TO
                       CITIZENS ACQUISITION CORPORATION
                           A WHOLLY OWNED SUBSIDIARY
                                      OF
                        ALLMERICA FINANCIAL CORPORATION

  As set forth in "Procedures for Tendering Shares" in the Offer to Purchase (as defined below), this form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if the certificates representing shares of common stock, par value $0.01 per share (the "Shares"), of Citizens Corporation are not immediately available or time will not permit all required documents to reach the Depositary prior to the Expiration Date (as defined in the Offer to Purchase) or the procedures for book-entry transfer cannot be completed on a timely basis. Such form may be delivered by hand or transmitted by facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution (as defined in the Offer to Purchase). See "Procedures for Tendering Shares" in the Offer to Purchase.

                       The Depositary for the Offer is:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

        By Hand:
                             By Overnight Courier:
                                                              By Mail:

   First Chicago Trust        First Chicago Trust        First Chicago Trust
         Company                    Company                    Company
       of New York                of New York                of New York
   Tenders & Exchanges        Tenders & Exchanges        Tenders & Exchanges
 c/o Securities Transfer        Suite 4680-CIT             Suite 4660-CIT
 and Reporting Services       14 Wall Street, 8th           P.O. Box 2569
          Inc.                       Floor             Jersey City, NJ 07303-
   100 William Street,        New York, NY 10005                2569
        Galleria
   New York, NY 10038

                       (For Eligible Institutions Only)

                                 By Facsimile:

                                (201) 222-4720
                                      or
                                (201) 222-4721

             Confirm Receipt of Notice of Guaranteed Delivery ONLY
                                (201) 222-4707


                               ----------------

  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

  THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

LADIES AND GENTLEMEN:

  The undersigned hereby tenders to Citizens Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Allmerica Financial Corporation, a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 2, 1998 (the "Offer to Purchase") and the related Letter of Transmittal (which, as amended or supplemented from time to time, together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares indicated below pursuant to the guaranteed delivery procedure set forth in "Procedures for Tendering Shares" in the Offer to Purchase.



 Number of Shares: _________________
                                           Name(s) of Record Holder(s):

                                           ___________________________________
 Share Certificate Numbers (if
 available):

 ___________________________________       ___________________________________

                                                  Please Type or Print

                                           Address(es): ______________________
 ___________________________________
                                           ___________________________________

                                                        ZIP CODE
 If Shares will be delivered by
 book-entry transfer, check this           Area Code and Telephone Number:
 box: [_]                                  ___________________________________

                                           ___________________________________

                                           ___________________________________

 Account Number: ___________________
                                           ___________________________________
                                                      SIGNATURE(S)
 Dated: ______________________, 1998
                                           Dated:______________________ , 1998


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